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                                                                    EXHIBIT 10.2



                [SPRAYROQ OF OHIO, INC. LETTERHEAD APPEARS HERE]





                                 July 21, 2003

R. Corbin Washington,
Senior Lending Officer
WESTFIELD COMPANIES
One Park Circle
P.O. Box 5001
Westfield Center, Ohio 44251

         Re:      Satisfaction of Subordinated Indebtedness

Dear Corbin:

         Please allow this letter to acknowledge our understanding that Westfield Bank, FSB will permit the discounting and prepayment of two (2) Subordinated Promissory Notes owed to Enviroq Corporation in the original principal amounts of $150,000 and $173,918.90 for a total sum of $200,000, notwithstanding anything in that certain Subordination Agreement dated as of October 30, 2001, by and among Westfield Bank, FSB, Sprayroq of Ohio, Inc., Enviroq Corporation and others.

         Kindly acknowledge your agreement to this by executing the enclosed duplicate of this letter where indicated below. If you have any questions, please do not hesitate to contact me at 330-762-9102.

                                             Sincerely,

                                             SPRAYROQ OF OHIO, INC.

                                             /s/ Mark S. Corr, IV
                                             Mark S. Corr, IV, Vice President

Acknowledged and Agreed to:

Westfield Bank, FSB

By:           /s/ R. Corbin Washington
   -----------------------------------------------
    R. Corbin Washington, Senior Lending Officer
 (Insert "Satisfaction of Subordinated Indebtedness")